Events after the Reporting Date	6 Months Ended
Jun. 30, 2020
Events after the Reporting Date [Abstract]
Events after the Reporting Date

Note 9 - Events after the Reporting Date

a.	On July 7, 2020, following approval of the general meeting of the Company's shareholders, the Company granted options to purchase 1,440,000 ADSs to officers and directors of the Company at an exercise price of $0.70 per ADS.

b.	Following approval of the general meeting of the Company's shareholders from July 7, 2020, the Company issued 6,880,402 warrants to purchase 6,880,402 ADSs to the Company's CEO and President, Mr. Yoav Stern, for consideration of $150,000. The warrants have an exercise price of $0.75 per ADS, will vest over a period of two and a half years and will expire after 7 years. Simultaneously with the issuance of the warrants, Mr. Stern forfeited options to purchase 581,000 ADSs, previously granted to him. In addition, as long as Mr. Stern is employed by the Company or is a member of the Company's board of directors, Mr. Stern may invest an additional amount up to $50,000 to buy Series B Warrants, in an amount equal to 10% of the Company's fully diluted capital. The exercise price per ADS under the Series B Warrants will be the average of the daily volume weighted average price of the ADSs for the 10 consecutive trading days ending on the trading day that is immediately prior to the date of the applicable notice to purchase the Series B Warrants. The Company is examining the accounting treatment for the above mentioned warrants, and it currently estimates that the grant of the warrants will be treated as a modification of the terms of equity instruments under International Financial Reporting Standard No. 2. Based on a preliminary estimation, the fair value of the grant that will be recorded as share-based compensation expenses is expected to be in the range of $15 million to $20 million and is subject to further accounting examination. In the same general meeting, the Company's shareholders approved the terms of compensation of the Company's CEO and President.

c.	On August 12, 2020, the Company issued options to purchase 93,000 ADSs to employees of the Company at an exercise price of $0.70 per ADS. In addition, the Company issued 481,000 restricted share units to employees of the Company.

d.	On September 6, 2020, the Company issued 1,500,000 warrants to purchase 1,500,000 ADSs to the Company's director, Mr. Yaron Eitan, in consideration of $150,000. The warrants have an exercise price of $2.25 per ADS, will vest over a period of three years and will expire after 7 years.

e.	On September 29, 2020, the Company issued options to purchase 1,000,000 ADSs to employees and officers of the Company at an exercise price of $1.58 per ADS. In addition, the Company issued 100,000 restricted share units to employees of the Company.

f.	In October 2020, the Company issued, pursuant to a public offering in the United States, an aggregate of 7,356,521 ADSs and 367,826 non-tradable warrants to the underwriters (exercisable into 367,826 ADSs). The total gross proceeds from the offering were approximately $16,900,000, before deducting underwriting discounts and commissions and other offering-related expenses.